UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2016

Allegiant Travel Company
_______________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 N. Town Center Drive, Las Vegas, NV		89144
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 851-7300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1    Registrant’s Business and Operations

Item 1.01    Entry into a Material Definitive Agreement.

On December 5, 2016, Allegiant Travel Company (the “Company”) completed an offering of an additional $150 million principal amount of its 5.50% Senior Notes due 2019 (the “New Notes”). The offering of the New Notes was registered under the Securities Act of 1933, as amended, and made pursuant to the Company’s Registration Statement on Form S-3, Reg. No. 333-196738 and the prospectus dated June 13, 2014 included therein, filed by the Company with the Securities and Exchange Commission on June 13, 2014, as supplemented by a preliminary prospectus supplement thereto dated November 30, 2016, and a final prospectus supplement thereto dated November 30, 2016. The New Notes are governed by, and were issued pursuant to, the Indenture (the “Base Indenture”) dated as of June 13, 2014, between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of June 25, 2014 and Second Supplemental Indenture dated as of December 5, 2016 (the “Supplemental Indentures”, and together with the Base Indenture, the “Indenture”) among the Company, the guarantors named therein and the Trustee.

The New Notes and the existing 5.50% Senior Notes due 2019 (the “Existing Notes”) are treated as a single class for all purposes under the Indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase. The New Notes are fully fungible with the Existing Notes. The New Notes and the Existing Notes are of the same series and have the same CUSIP number. As a result, the outstanding principal amount of the series of notes is now $450 million.

The New Notes constitute general unsecured senior obligations of the Company and will rank equally in right to payment with any future senior unsecured indebtedness of the Company. The New Notes are effectively junior to the Company’s existing and future secured indebtedness. The New Notes are guaranteed by the Company’s wholly-owned domestic subsidiaries and will rank equally in right of payment with all existing and future unsecured indebtedness and liabilities (including trade payables) of the Company’s guarantor subsidiaries, but effectively junior to the guarantors’ existing and future secured indebtedness.

The Notes bear interest at a rate of 5.50% per year, payable in cash semi-annually, on January 15 and July 15 of each year, commencing on January 15, 2017, and will mature on July 15, 2019.

At any time, the Company may redeem the New Notes, in whole or in part, at a price equal to 100% of the principal amount of the New Notes, plus accrued and unpaid interest, plus a “make-whole premium”. The occurrence of specific kinds of changes in control will be a triggering event requiring the Company to offer to purchase from the holders all of the New Notes at a price equal to 101% of the principal amount, together with accrued and unpaid interest, if any, to the date of purchase.

This summary of the Indenture and the New Notes is qualified in its entirety by reference to the Base Indenture and the Supplemental Indentures, which are incorporated by reference or included in Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3 hereto. The terms of the Indenture are incorporated herein by reference. The Supplemental Indentures are incorporated by reference into the Registration Statement.

In connection with the offering of the New Notes, the Company is filing as Exhibit 5.1 hereto an opinion of counsel addressing the validity of the New Notes. Such opinion is incorporated by reference into the Registration Statement.

Item 8.01. Other Events

On November 30, 2016, the Company and its wholly-owned domestic subsidiaries entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. as the underwriter (the “Underwriter”) providing for the offer and sale by the Company of the New Notes referred to in Item 1.01 above.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriter against certain liabilities arising out of or in connection with the sale of the New Notes and customary contribution provisions in respect of those liabilities. The closing of the offering occurred on December 5, 2016.

The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of the Underwriting Agreement and as of the specific date (or dates) set forth therein, and were solely for the benefit of the parties to the Underwriting Agreement and are subject to certain limitations as agreed upon by the contracting parties. In addition, the representations, warranties and covenants contained in the Underwriting Agreement may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the Underwriting Agreement and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Underwriting Agreement, which subsequent developments may not be fully reflected in the Company’s public disclosure.

Section 9    Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c) Not applicable.

(d)	Exhibits

Exhibit No.	Description of Document

1.1	Underwriting Agreement dated November 30, 2016, among Allegiant Travel Company, its wholly-owned domestic subsidiaries and Goldman, Sachs & Co.

4.1
Indenture dated as of June 13, 2014 between Allegiant Travel Company and Wells Fargo Bank, National Association, as trustee. Incorporated by reference to Exhibit 4.1 to Registration Statement on Form S-3 (Reg. No. 333-196738) filed with the Securities and Exchange Commission on June 13, 2014.

4.2
First Supplemental Indenture dated as of June 25, 2014 among the Company, the guarantors named therein and Wells Fargo Bank, National Association, as trustee (including the Form of Note). Incorporated by reference to Exhibit 4.2 to Form 8-K filed with the Securities and Exchange Commission on June 25, 2014.

4.3	Second Supplemental Indenture dated as of December 5, 2016, among the Company, the guarantors named therein and Wells Fargo Bank, National Association, as trustee (including the form of New Note).

4.4	Form of additional 5.50% Notes due 2019 (included as Exhibit A in Exhibit 4.3).

5.1	Legal Opinion of Ellis Funk, P.C.

23.1	Consent of Ellis Funk, P.C. (included in the opinion file as Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2016                                ALLEGIANT TRAVEL COMPANY

By: /s/ Scott Sheldon
Name: Scott Sheldon
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

1.1	Underwriting Agreement dated November 30, 2016, among Allegiant Travel Company, its wholly-owned domestic subsidiaries and Goldman, Sachs & Co.

4.1
Indenture dated as of June 13, 2014 between Allegiant Travel Company and Wells Fargo Bank, National Association, as trustee. Incorporated by reference to Exhibit 4.1 to Registration Statement on Form S-3 (Reg. No. 333-196738) filed with the Securities and Exchange Commission on June 13, 2014.

4.2
First Supplemental Indenture dated as of June 25, 2014 among the Company, the guarantors named therein and Wells Fargo Bank, National Association, as trustee (including the Form of Note). Incorporated by reference to Exhibit 4.2 to Form 8-K filed with the Securities and Exchange Commission on June 25, 2014.

4.3	Second Supplemental Indenture dated as of December 5, 2016, among the Company, the guarantors named therein and Wells Fargo Bank, National Association, as trustee (including the form of New Note).

4.4	Form of additional 5.50% Notes due 2019 (included as Exhibit A in Exhibit 4.3).

5.1	Legal Opinion of Ellis Funk, P.C.

23.1	Consent of Ellis Funk, P.C. (included in the opinion file as Exhibit 5.1)